Exhibit 32.1

CERTIFICATION PURSUANT TO
RULE 13A-14(B) OR RULE 15D-14(B)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Johnny R. Thomas, Chief Executive Officer of Consolidation Services, Inc., Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2008
CONSOLIDATION SERVICES, INC.

By:  /s/ Johnny R. Thomas
Johnny R. Thomas
Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Consolidation Services, Inc. and will be retained by Consolidation Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.